UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2006

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J. CREW GROUP, INC. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements

On November 7, 2006, J. Crew Group, Inc. (the “Company”), J. Crew Operating Corp. (“Operating”) and certain of their direct and indirect subsidiaries entered into Amendment No. 6 (the “Amendment”) to the Amended and Restated Loan and Security Agreement dated December 23, 2004 (the “Revolving Credit Agreement”) with Wachovia Bank, National Association, as administrative agent and collateral agent (the “Administrative Agent”), and the lenders party thereto. A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

10.1	Amendment No. 6 dated November 7, 2006 to the Amended and Restated Loan and Security Agreement dated December 23, 2004 among Operating and certain of Operating’s direct and indirect subsidiaries, as borrowers, the Company and J. Crew International, Inc., as guarantors, Wachovia Bank, National Association, as administrative agent and collateral agent, and the lenders party thereto.

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the current expectations or beliefs of the Company concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, the performance of the Company’s products within the prevailing retail environment, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in The Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.

By:	/s/ James S. Scully
Name:	James S. Scully
Title:	Executive Vice President and
Chief Financial Officer

Date: November 9, 2006

EXHIBIT INDEX

10.1	Amendment No. 6 dated November 7, 2006 to the Amended and Restated Loan and Security Agreement dated December 23, 2004 among J. Crew Operating Corp. and certain of its direct and indirect subsidiaries, as borrowers, J. Crew Group, Inc. and J. Crew International, Inc., as guarantors, Wachovia Bank, National Association, as administrative agent and collateral agent, and the lenders party thereto.